August 2005

Safe Harbor

Except for historical information contained herein, the statements in this Presentation are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private
Securities Litigation Reform Act of 1995. Forward-looking statements, and the business prospects of Westside Energy Corporation, are subject to a number of risks and uncertainties that may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of oil and gas prices; product supply and demand; competition; government regulation or action;
litigation; the costs and results of drilling and operations; the ability and cost of equipment, services, and qualified personnel; the Company's ability to discover, produce, and replace reserves; impediments to implementation of the Company’s business plans; access to, and the cost of, capital; uncertainties about estimates of reserves; quality and availability of technical data; and environmental risks. These and other risks are described in the Company's 10-KSB and 10-QSB Reports and other filings with the Securities and Exchange Commission.

Management / Board of Directors

Jimmy Wright - President and Chief Executive Officer / Director

Successful entrepreneur with 24-years of energy experience, BS degree in mechanical engineering

Twenty years in full-time management of several listed energy concerns, including President and CEO of Midcoast Canada Operating Company, an
indirect subsidiary of Enbridge Inc. (ENB)

Sean Austin - Vice President and Controller / Principle Accounting Officer

More than 24 years of experience in the energy industry, BBA Accounting (Notre Dame): MBA (Dartmouth)

Formerly employed by Amerada Hess: Vice President and Corporate Controller (1995 – 1999); Vice President -  Finance and Administration –
Worldwide Exploration and Production (1999 – 2004)

Keith Spickelmier – Chairman of the Board (non-executive)

Eighteen year career in business and law, with JD from University of Houston

Responsible for $180 MM in capital raises for cable television companies; assisted with various capital raises totaling in excess of $150 MM for private energy company; partner in private equity firm

Douglas Manner – Director; Member - Compensation (Chair), Audit, and Nominating Committees

More than 25 years of experience in the oil and natural gas industry

Senior Vice President and Chief Operating Officer of Kosmos Energy, LLC; Board Member of White Stone Energy.   Formerly served as President and
Chief Operating Officer of White Stone

John Raymond – Director; Member - Compensation, Audit, and Nominating Committees

More than 13 years of experience in the oil and natural gas industry

Director and Chief Executive Officer of Vulcan Energy Corporation since December 2004.  Formerly President and Chief Executive Officer of Plains
Resources, Inc.  Director of Plains All American since June 2001

Herbert Williamson, III – Director; Member - Audit (Chair), Compensation, and Nominating Committees

More than 30 years of experience in the oil and natural gas industry and the investment banking business

Director of Mission Resources; served as Director and Chairman of the special committee of Pure Resources in connection with the tender offer made by Unocal

Focus / Strategy

Focus on the Barnett Shale

Lease core and expansion area acreage at favorable terms near existing pipeline infrastructure

Acquire 3D seismic over acreage lacking sufficient well control

Outsource / Joint Venture whenever possible.  Contractors / partners selected based on track records of success in the field

Simple capital structure

Leverage industry relationships: technical, land and financial

Invest equity in drilling programs

Supplement equity funding with reserve-based debt (future)

CREATE SHAREHOLDER VALUE

Barnett Shale

Largest natural gas play in Texas

Over 925 MMcf/d per day

Estimated 7.5 Bcf– 25.5 Bcf recoverable per section over play area*

Low-risk, development-type drilling with long-lived production / reserves

Historically low F&D and operating costs of under $1 per Mcfe

Pay zones range up to 1,000 feet thick

Significant potential recoverable reserves (26 Tcf**)

Improved fracturing applications

Horizontal drilling increasing production rates

Both large and small independents active in play

“Barnett wells are prized for long-lasting production and a

        very high drilling success rate”***

*  Ross Smith Energy Group Ltd, analysis of EOG Resources Inc., May 2005

**USGS , March 2004

***Oil and Gas Journal, January 19, 2004

STRAWN
CADDO
CONGLOMERATES
MARBLE FALLS
UPPER BARNETT
FORESTBURG
LOWER BARNETT
VIOLA
SIMPSON
ELLENBURGER

Producing Horizon / Fracture Stimulation

Westside Energy
Corporation

Monthly Production Rate (BO or MCF)

Barnett Shale Type Curve

Marked by long-lived production and reserves

Refrac potential

Long-term desorption potential

New technology application

Multi-stage fracs

-       Horizontal drilling

Significant behind pipe recompletion potential

100000

10000

1000

100

10

1

0

1

2

3

4

5

6

7

8

9

10

11

12

Re-complete to Conglomerates

Refrac in Barnett Shale

Years of Production

GAS

OIL

Assets

54,238

10,041

1,750

Net Acres

-

Southwest

-

Southeast

9

North

Gross Wells

Program

$4.0

1.7

.4

$1.9

Budget

First

Half

2005 Capital Expenditures ($MM)

$19.0

           Total

14.4

Drilling

1.3

Seismic

$3.3

Leasehold

Net acres:  66,029

Potential wells:  330

Attractive lease terms, no near – term expirations

Near term drillable prospects close to pipeline infrastructure

Pipeline quality gas sold directly into pipeline saves 20% on gathering

CLAY

MONTAGUE

COOKE

JACK

WISE

DENTON

PALO PINTO

PARKER

TARRANT

COMANCHE

HOOD

JOHNSON

ELLIS

HILLS

CORYELL

ERATH

HAMILTON

LAMPASAS

MILLS

BOSQUE

SOMMERVILLE

WHT Leasehold

North Program

Multiple pay zones

1,000+ ft Barnett thickness

Century

Producing

100% WI

9.  Dale # 1

Not WHT Well

86,000 BBls in 18 months

10. Crump #1

Century

Producing

100% WI

8.  Dean # 1

Century

Producing

100% WI

7.  Massey # 1

EBS

Waiting on
Pipeline

25% WI

6.  Smith # 1

EBS

Waiting on Frac

25% WI &  Override

5.  Elam  # 1

EBS

Flowing back

25%  WI & Override

4.  Kirby  # 1

EBS

Drilling

25% WI & Override

3.  Mitchell  #1

Brammer

Waiting on Frac

100% WI

2.  Pruitt  # 2H

Brammer

Producing

75% WI

1.  Pruitt  # 1

Operator

Status

Interest

Well

WHT Leasehold

1

2

3

4

5

6

7

8

9

10

MONTAGUE

COOKE

JACK

WISE

DENTON

Southeast Program

400+ ft shale thickness

3-D over 4.3 square miles

Offset well control

WHT Leasehold

Offset Wells (Not WHT)

Encana

Permitted

10.

Bullard

Chief

Permitted

9.         Van Es

Chief

Permitted

8.

MHB

Adexco

Permitted

7.

Hooks

J-W Operating

65 MMcf in 11 months

6.

Johnson

J-W Operating

63 MMcf in 11 months

5.

P&D

Devon

110 MMcf in 4 months

4.

Boyle

Devon

683 MMcf in 10 months

3.

Glover

J-W Operating

331 MMcf in 5 months

2.

Gilpin

Devon

352 MMcf in 12 months

1.

Trussell

Operator

Status

Well

1

2

3

4

5

6

7

8

9

10

JOHNSON

ELLIS

HILL

10

Southwest Program

Long-term leases

130 - 220 ft thick Barnett Shale

Lower drilling cost

WHT Leasehold

Industry Activity (Not WHT)

>27 Bcf  of production from Marble Falls

10.  Various

Completed – IP 230 Mcf / D

9.  Infinity

Completed – IP 540 Mcf / D

8.  Infinity

Completed – IP 1,810 Mcf / D

7.  Infinity

Drilling in Progress

6.  Sequoia

Permitted

5.  Oil & Gas Field Services

                            Oil Well

4.  Quicksilver

Permitted

3.  Sedona Oil & Gas

                            Permitted

2.  Kimbell Operating

Permitted

1.  EOG

Status

Operator

COMANCHE

CORYELL

HAMILTON

LAMPASAS

MILLS

2

3

4

5

6

ERATH

9

8

1

Key Points

Westside Energy is a focused story in a prolific basin

Substantial acreage position

Well-thought-out exploitation / development plan

Significant resource potential:  Low case - 543 Bcf; high case - 1.6 Tcf*

Strong Financial Position (Cash / Marketable Securities - $11.4 MM; Long-term debt - $0)**

Growth initiative

Acquire additional undeveloped acreage to enhance leverage from existing acreage

Drill on existing acreage

Complete wells using advanced frac technologies to maximize recovery of reserves

Make selective acquisitions (reserves, production, operations)

Evaluate strategic partnerships for drilling, acreage, expertise, and experience

WE ARE FOCUSED ON CREATING VALUE FOR OUR SHAREHOLDERS THROUGH THE
EFFICIENT AND EFFECTIVE INVESTMENT OF THEIR CAPITAL

*Ross Smith Energy Group Ltd, analysis off EOG Resources Inc., May 2005

Assumes Denton, Wise, Jack, Montague, Hill and Ellis Counties are on par with Johnson County

** June 30, 2005 10QSB

4400 Post Oak Parkway, Suite 2530
Houston, TX 77027
Phone: 713-979-2660
Fax: 713-979-2665
www.westsideenergy.com
Ticker Symbol: WHT

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